UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES ACT OF 1934

Date of Report: March 3, 2006

AMERALIA, INC.

(Exact name of Company as specified in its charter)
Commission File No. 0-15474

Utah	87-0403973
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

20971 E. Smoky Hill Rd., Centennial, Colorado 80015-5187
(Address of Principal Executive Offices)

Company's telephone number, including area code:	(720) 876-2373

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

མ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

མ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

མ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

མ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

As previously disclosed, AmerAlia has significant liquidity issues caused primarily by its high indebtedness at the Natural Soda Holdings, Inc. level. Natural Soda Holdings is not current in its interest payments on its indebtedness. AmerAlia’s liquidity difficulties have made it difficult to complete the filing of its annual report on Form 10-KSB for the financial year ended June 30, 2005 and subsequent quarterly reports on Form 10-QSB. We intend to file these reports as soon as our auditors are able to complete their work.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 3, 2006	AMERALIA, Inc.
By: /s/ Robert van Mourik
Robert C. J. van Mourik
Executive Vice President & CFO